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                                                                    EXHIBIT 10.6

                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of October 13, 1998 (this "Amendment"), is among AETNA INDUSTRIES, INC., a Delaware corporation (the "Company"), the guarantors set forth on the signature pages hereof (collectively, the "Guarantors"), the Lenders set forth on the signature pages hereof (collectively, the "Lenders") and NBD BANK, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

          A. The Company, the Guarantors, the Agent and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 10, 1998 (as now and hereafter amended, the "Credit Agreement").

          B. The Company and the Guarantors desire to amend the Credit Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I.  AMENDMENTS.  Upon  fulfillment  of the  conditions  set forth in
Article III hereof,  the Credit  Agreement  shall be amended as follows:

          1.1 The definition of "Borrowing Base " in Section 1.1 is restated as follows:

               "Borrowing Base" shall mean, as of any date, the lesser of (a) the sum, without duplication, of (i) an amount equal to 85% of the value of Eligible Accounts Receivable plus (ii) an amount equal to 60% of the value of Eligible Inventory not to exceed $9,500,000, plus (iii) an amount equal to 50% of Eligible Tooling Inventory not to exceed (A) $15,000,000 from the Effective Date hereof to and including June 30, 1999 or (B) $5,000,000 from and including July 1, 1999 and thereafter, plus (iv) 80% of the value of Eligible Fixed Assets owned by the Company and Manufacturing as of the Effective Date, which amount is equal to $20,028,860 as of the Third Amendment Effective Date, plus (v) if the SOFEDIT Letter of Credit has been issued in the amount of $10,000,000 and can be drawn upon and the proceeds applied to the Advances upon satisfaction of the conditions to a draw thereunder, for the period from and including the Third Amendment Effective Date to but excluding February 15, 1999 only, $10,000,000 less the amount drawn under the SOFEDIT Letter of Credit, or (b) the amount calculated under clause (b) of the definition of "Permitted Indebtedness" set forth in the Senior Note Indenture; provided, however, that the Borrowing Base shall be determined on the basis of the most current Borrowing Base Certificate required to be delivered by the Company hereunder.

          1.2 The following definitions are hereby added to Section 1.1 in appropriate alphabetical order:

               "SOFEDIT Letter of Credit" shall mean the irrevocable standby letter of credit issued for the benefit of the Agent and the Lenders in the form of Schedule 1.1(c) hereto.

               "Third Amendment" shall mean the Third Amendment to this Agreement dated as of October 13, 1998.

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               "Third Amendment Effective Date" shall mean the date the Third
Amendment is effective.

          1.3 Section 2.11 is modified by adding the following to the end thereof as a new paragraph:

               The Company and the Guarantors represent, acknowledge and agree that the SOFEDIT Letter of Credit has been issued in the face amount of $10,000,000 for the benefit of the Agent and the Lenders, and the Agent may draw under the SOFEDIT Letter of Credit at any time under the terms stated therein and apply such amounts to the Advances hereunder in such order as determined by the Agent; provided, however, notwithstanding anything to the contrary, that (i) subject to the following clause (ii) of this paragraph, the Agent and the Lenders agree that upon the occurrence of an Event of Default they will not draw under the SOFEDIT Letter of Credit until the earlier of 10 days after the occurrence of such Event of Default or February 15, 1999 and (ii) if the aggregate Facility A Advances and Facility C Advances exceed the amount calculated under clause (b) of the definition of "Permitted Indebtedness" set forth in the Senior Note Indenture at any time an Event of Default shall be deemed to have occurred and the Lenders and the Agent may immediately draw on the SOFEDIT Letter of Credit.

          1.4 The Facility A Commitment amounts for each Lender are amended to be the amounts set forth next to the signature of each Lender on this Amendment.

          1.5 Schedule 1.1(c) attached hereto is hereby added to the Credit Agreement as Schedule 1.1(c).

               ARTICLE II. REPRESENTATIONS. The Company and each Guarantor represent and warrant to the Agent and the Lenders that:

          2.1 The execution, delivery and performance of this Amendment and the New Facility A Notes (as defined below) are within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

          2.2 This Amendment and the New Facility A Notes are the legal, valid and binding obligation of the Company and each Guarantor enforceable against each in accordance with the terms hereof.

          2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          2.4 After giving effect to the amendments contained herein, no Event of Default or Default exists or has occurred and is continuing on the date hereof. Without limiting the foregoing, no event of default or event or condition which may become an event of default under the Senior Note Documents has occurred or will be caused by this Amendment or any of the transactions contemplated hereby.

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          2.5  MS has filed a registration statement with the Securities and
Exchange Commission on Form S-1 on August 13, 1998.

          ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until each of the following conditions is satisfied:

          3.1 The Company shall have delivered to the Agent the original SOFEDIT Letter of Credit.

          3.2 The Company shall have delivered to the Agent the final S-1 registration statement filed by MS with the Securities and Exchange Commission.

          3.3 The Company, the Guarantors and the Required Lenders shall have signed this Amendment.

          3.4 The Company shall have signed and delivered to the Agent New Facility A Notes (the "New Facility A Notes") payable to each Lender in the maximum amount of their New Facility A Commitment.

          3.5 The Company and the Guarantors shall have delivered such resolutions, officer's certificates and legal opinions as the Agent may reasonably request.

          3.6 The Company shall have delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

          ARTICLE IV. MISCELLANEOUS.

          4.1 References in the Credit Agreement or in any other Loan Document to (a) the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time and (b) the Facility Note A Notes shall be deemed to be references to the New Facility A Notes, as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefore.

          4.2 The Company agrees to pay and to save the Agent harmless for the payment of all reasonable documented costs and expenses arising in connection with this Amendment, including the reasonable documented fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

          4.3 The Company and each Guarantor acknowledge and agree that, to the best of their knowledge, the Agent and the Lenders have fully performed all of their obligations under all documents executed in connection with the Credit Agreement. The Company and each Guarantor represent and warrant that they are not aware of any claims or causes of action against the Agent or any Lender.

          4.4 Except as expressly amended hereby, the Company and each Guarantor agree that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or any Lender are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim or defense with respect to any of the foregoing.


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Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

          4.5 The Company and the Guarantors agree to deliver to the Agent board resolutions approving this amendment and all transactions contemplated hereby on or before October 31, 1998, and any failure to deliver such board resolutions shall be an Event of Default under the Credit Agreement.


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          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.


                             AETNA INDUSTRIES, INC.


                             By: /s/ Harold A. Brown
                                ------------------------------------------------

                                Its: Secretary, Vice President, Chief Financial
                                       Officer and Director


                             Guarantor
                             AETNA HOLDINGS, INC.


                             By: /s/ Harold A. Brown
                                ------------------------------------------------

                                Its: Secretary, Vice President, Chief Financial
                                      Officer and Director

                             Guarantor
                             AETNA EXPORT SALES CORP.


                             By: /s/ Harold A. Brown
                                ------------------------------------------------

                                Its:Treasurer, Secretary and Director
                                ------------------------------------------------

                             Guarantor
                             MS ACQUISITION CORP.


                             By: /s/ Harold A. Brown
                                ------------------------------------------------

                                Its:  Secretary, Vice President North America
                                ------------------------------------------------

                             Guarantor
                             AETNA MANUFACTURING CANADA LTD.

                             By: /s/ Harold A. Brown
                                ------------------------------------------------

                                Its: Treasurer, Secretary and Director
                                ------------------------------------------------

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                                NBD BANK, as a Lender and as Agent


                                By: /s/ Thomas A. Gamm
                                   -----------------------------------

                                Its: Vice President
                                    ----------------------------------

Facility A Commitment Amount during
the period from and including the Third Amendment Effective
Date to and including June 30, 1999: $22,831,858.41

Facility A Commitment Amount during
the period from and including July 1, 1999
to but excluding Termination Date A: $19,026,548.67



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                             PNC BUSINESS CREDIT, INC.


                             By: /s/ Troy H. Bell
                                --------------------------------

                             Its:  Assistant Vice President
                                 -------------------------------

Facility A Commitment Amount during
the period from and including the Third Amendment Effective
Date to and including June 30, 1999: $15,929,203.55

Facility A Commitment Amount during
the period from and including July 1, 1999
to but excluding Termination Date A: $13,274,336.29




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                             NATIONAL BANK OF CANADA


                             By:  /s/ Angie White  /   /s/  Diane K. Bedad
                                ---------------------------------------------

                             Its:  Vice President  /  Vice President
                                 --------------------------------------------

Facility A Commitment Amount during
the period from and including the Third Amendment Effective
Date to and including June 30, 1999: $10,619,469.02

Facility A Commitment Amount during
the period from and including July 1, 1999
to but excluding Termination Date A: $8,849,557.52



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                             MICHIGAN NATIONAL BANK


                             By: /s/ Ernie F. Johnson
                                -----------------------------

                             Its: Relationship Manager
                                 ----------------------------

Facility A Commitment Amount during
the period from and including the Third Amendment Effective
Date to and including June 30, 1999: $10,619,469.02

Facility A Commitment Amount during
the period from and including July 1, 1999
to but excluding Termination Date A: $8,849,557.52